UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2012

Kohlberg Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (212) 455-8300

________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Note Purchase Agreement and Collateral Administration Agreement

On February 24, 2012, Kohlberg Capital Corporation (the “Company”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent (“BNYM”), and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company (“KCAP Funding”), whereby KCAP Funding purchased a portfolio of commercial bank loans (the “Collateral Debt Obligations”) with a fair market value of approximately $42.5 million from the Company, the purchase of which was financed by the issuance of (a) a senior note in an aggregate principal amount of $30.0 million, issued to CS in exchange for $30.0 million in cash and (b) a junior note in an aggregate principal amount of $12.5 million, issued to the Company in exchange for the sale by the Company to KCAP Funding of the Collateral Debt Obligations.

Pursuant to the Note Purchase Agreement, the Company has agreed to act as Portfolio Manager on behalf of KCAP Funding and CS of the Collateral Debt Obligations, and has granted a security interest to KCAP Funding in all of the Company’s right to receive certain management fees, and KCAP Funding granted to CS a security interest in, among other things, the Collateral Debt Obligations and its rights to receive the management fees pledged to it by the Company.

In its capacity as Portfolio Manager, the Company also entered into a Collateral Administration Agreement, dated as of February 24, 2012 (the “Collateral Administration Agreement”), with KCAP Funding, CS and BNYM, as collateral administrator and collateral agent, whereby BNYM will, among other things, hold the collateral on behalf of CS, as secured party, administer the Collateral Debt Obligations and perform certain other administrative obligations.

The foregoing summary of the Note Purchase Agreement and Collateral Administration Agreement is qualified in its entirety by reference to the full text of the Note Purchase Agreement and the Collateral Administration Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Trimaran Advisors Purchase Agreement

On February 29, 2012, the Company and Commodore Holdings, L.L.C., a newly-formed, wholly-owned subsidiary of the Company (“Buyer”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Trimaran Advisors, L.L.C. (“Trimaran Advisors”), HBK Caravelle, L.L.C. (“HBK”), Trimaran Fund Management, L.L.C. (“TFM” and, together with HBK, the “Sellers”), Jay R. Bloom (“Bloom”) and Dean C. Kehler (“Kehler”). Pursuant to the terms of the Purchase Agreement, Buyer acquired from the Sellers all of the outstanding equity interests in Trimaran Advisors (the “Acquisition”) for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). In connection with the closing of the Acquisition, an aggregate of $10.5 million in cash (less the amount of outstanding debt of Trimaran Advisors immediately prior to closing) and 1,450,000 shares of Common Stock were paid to Messrs. Bloom and Kehler. The remainder of the purchase price was deposited in escrow pursuant to the terms of an escrow agreement dated February 29, 2012 with The Bank of New York Mellon, as escrow agent (the “Escrow Agreement”), to serve as a non-exclusive source of recovery for certain indemnification obligations of the Sellers, Bloom and Kehler under the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and covenants.  In addition, subject to certain limitations, each party has agreed to indemnify the other for breaches of representations, warranties and covenants, and other specified matters. Other than with respect to certain specified matters, the Sellers’, Bloom’s and Kehler’s maximum liability pursuant to the indemnification provisions of the Purchase Agreement is $10.0 million in the aggregate. The 3,600,000 shares of Common Stock that were issued as consideration in the Acquisition were issued to Bloom and Kehler in a private placement in reliance on an exemption from registration under the Securities Act of 1933, as amended. Contemporaneously with the Acquisition, the Company acquired from Trimaran Advisors equity interests in certain collateralized loan obligation funds sponsored by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash.

The foregoing summary of the Purchase Agreement and the Escrow Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement and the Escrow Agreement, which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information regarding the Acquisition set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Note Purchase Agreement and the Collateral Administration Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information regarding the issuance and sale of 3,600,000 shares of Common Stock in the Acquisition set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          On February 29, 2012, Samuel P. Frieder tendered his resignation from the Company’s Board of Directors (the “Board”).

(d)          On February 29, 2012, following the completion of the Acquisition, the Board increased the size of the Board to eight (8) members and elected Jay R. Bloom as a Class II director (with a term expiring at the annual meeting of stockholders of the Company held in 2014) and Dean C. Kehler as a Class I director (with a term expiring at the annual meeting of stockholders of the Company held in 2013), each effective as of such date. Each of Messrs. Bloom and Kehler was also appointed to serve on the Valuation Committee of the Board. In connection with the foregoing, the Board determined that each of Christopher Lacovara, Gary Cademartori, C. Michael Jacobi, Albert G. Pastino and C. Turney Stevens was an Independent Director within the meaning of the NASDAQ Stock Market Listing Rules. Each of Messrs. Bloom and Kehler was nominated and elected as a director in accordance with the terms of his employment agreement with Trimaran Advisors (collectively, the “Employment Agreements”), which were entered into effective as of February 29, 2012 in connection with the Acquisition. Under the terms of the Employment Agreements, Messrs. Bloom and Kehler will be employed by Trimaran Advisors as Portfolio Managers for the collateralized loan obligation funds managed by Trimaran Advisors. Assuming the applicable Employment Agreement has not previously terminated, each of Messrs. Bloom and Kehler will receive $50,000 in annual salary during the first year of employment, $75,000 during the second year, $125,000 in the third year, and $200,000 in each year thereafter. The Employment Agreements permit Trimaran Advisors to terminate the employment of Messrs. Bloom or Kehler for cause or for any reason, subject in certain cases to their right to receive severance payments.

The foregoing summary is qualified in its entirety by reference to the full text of the Employment Agreements, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 29, 2012, the Board approved an amendment and restatement of the Company’s Bylaws (the “Bylaws”). The Bylaws were amended and restated effective as of the date of the approval to, among other things:

•	provide that the chairman of the Board need not be an officer of the Company;

•	approve certain changes to the advance notice provisions relating to stockholder proposals for the election of directors, including the requirement for a stockholder’s notice to the secretary of the Company to include (i) a description of all compensation and other material monetary arrangements during the past three years and any other material relationship between the stockholder and its related persons, on the one hand, and the nominee proposed by the stockholder and the nominee’s related persons, on the other hand, and (ii) disclosure about the stockholder’s ownership of any derivative instruments related to any capital stock of the Company or with a value derived from the value of any capital stock of the Company, whether or not such instrument is subject to settlement in the Company’s capital stock (a “Derivative Instrument”); and

•	approve certain changes to the advance notice provisions relating to stockholder proposals for business to be transacted at a meeting of stockholders of the Company, including the requirement for a stockholder’s notice to the secretary of the Company to include disclosure about the stockholder’s ownership of any Derivative Instrument.

The description of the changes to the Bylaws set forth above is qualified in its entirety by reference to the clean and marked versions of the Bylaws, copies of which are filed hereto as Exhibit 3.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On February 29, 2012, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Document

2.1	Purchase and Sale Agreement, dated February 29, 2012, by and among Kohlberg Capital Corporation, Commodore Holdings, L.L.C., Trimaran Advisors, L.L.C., HBK Caravelle, L.L.C., Trimaran Fund Management, L.L.C., Jay R. Bloom and Dean C. Kehler.

2.2	Escrow Agreement, dated February 29. 2012, by and among Commodore Holdings, L.L.C., Trimaran Fund Management, L.L.C., HBK Caravelle, L.L.C. and The Bank of New York Mellon, as escrow agent.

3.1	Bylaws of Kohlberg Capital Corporation, as amended and restated effective February 29, 2012.

10.1	Note Purchase Agreement, dated as of February 24, 2012, by and among Kohlberg Capital Corporation, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding.

10.2	Collateral Administration Agreement, dated as of February 24, 2012, by and among Kohlberg Capital Corporation, KCAP Funding, Credit Suisse AG, Cayman Islands Branch, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent.

10.3	Employment Agreement, dated February 29, 2012, by and among, Jay R. Bloom and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), Kohlberg Capital Corporation.

10.4	Employment Agreement, dated February 29, 2012,by and among, Dean C. Kehler and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), Kohlberg Capital Corporation.

99.1	Bylaws of Kohlberg Capital Corporation, as amended and restated effective February 29, 2012, marked to show changes.

99.2	Press release issued by Kohlberg Capital Corporation dated February 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation
(Registrant)

March 1, 2012	/s/ Michael I. Wirth
(Date)	Michael I. Wirth
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

2.1	Purchase and Sale Agreement, dated February 29, 2012, by and among Kohlberg Capital Corporation, Commodore Holdings, L.L.C., Trimaran Advisors, L.L.C., HBK Caravelle, L.L.C., Trimaran Fund Management, L.L.C., Jay R. Bloom and Dean C. Kehler.

2.2	Escrow Agreement, dated February 29. 2012, by and among Commodore Holdings, L.L.C., Trimaran Fund Management, L.L.C., HBK Caravelle, L.L.C. and The Bank of New York Mellon, as escrow agent.

3.1	Bylaws of Kohlberg Capital Corporation, as amended and restated effective February 29, 2012.

10.1	Note Purchase Agreement, dated as of February 24, 2012, by and among Kohlberg Capital Corporation, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding.

10.2	Collateral Administration Agreement, dated as of February 24, 2012, by and among Kohlberg Capital Corporation, KCAP Funding, Credit Suisse AG, Cayman Islands Branch, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent.

10.3	Employment Agreement, dated February 29, 2012, by and among, Jay R. Bloom and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), Kohlberg Capital Corporation.

10.4	Employment Agreement, dated February 29, 2012,by and among, Dean C. Kehler and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), Kohlberg Capital Corporation.

99.1	Bylaws of Kohlberg Capital Corporation, as amended and restated effective February 29, 2012, marked to show changes.

99.2	Press release issued by Kohlberg Capital Corporation dated February 29, 2012.